1st Source Corporation®

Investor Presentation

Forward-looking Statement Disclosure

Except for historical information, the matters discussed may include “forward-looking statements.” Generally, words such as “believe,” “possible,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “contemplate,” “seek,” “plan,” “assume,” “targeted,” “continue,” “remain,” “should,” “indicate,” “would,” “may” indicate forward-looking statements. Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source’s competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements.

Non-GAAP Financial Disclaimer

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP'). Management uses these "non-GAAP" financial measures in its analysis of the Company's capital and performance. Management believes that the ratio of tangible common shareholders' equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company's capital levels. Management believes that pre-tax, pre-provision earnings is important to investors as it shows earnings trends without giving effect to provision for credit losses.

You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently.

1st Source Corporation

Company Overview

- $4.6 billion bank holding company
- Headquartered in South Bend, IN, serving Northern Indiana and Southwest Michigan
- Celebrating 150 years, with a history dating to 1863
- Diversified business model, offering personal and business banking, specialty finance, investment management, trust & estate planning, insurance sales and mortgage banking operations
- National specialty finance markets include aircraft, construction equipment, medium and heavy duty trucks, leasing and rental car agencies and environmental equipment
- 1st Source Corporation Locations
  - 76 community bank centers in 17 counties
  - 9 trust & wealth management locations
  - 9 insurance locations
  - 22 specialty finance locations nationwide



Community Banking Franchise



1st Source Bank
Your partners from the first
Lake Michigan
Kalamazoo
St. Joseph
Stevensville
Dowagiac
Cass
Berrien
Niles
Granger
Elkhart
Michigan City
New Carlisle
South Bend
Mishawaka
Osceola
Dunlap
Middlebury
Portage
Chesterton
LaPorte
Goshen
La Grange
Steuben
Westville
North Liberty
Elkhart
Nappanee
Valparaiso
Walkerton
LaPaz
Bremen
Kouts
LaCrosse
Porter
Knox
Plymouth
Noble
DeKalb
Hebron
Argos
Warsaw
Allen
Starke
Marshall
Columbia City
Fort Wayne
Pulaski
Fulton
Kosciusko
Winamac
Rochester
Whitley
New Haven
Miami
Wabash
Huntington
White
Cass
Wells
Bluffton
Lafayette
Tippecanoe
MICHIGAN
INDIANA
VALPARAISO
SOUTH BEND/MISHAWAKA
FORT WAYNE/NEW HAVEN

1st Source Corporation

Seasoned Leadership Team

Name	Position	SRCE Experience	Years Experience
Christopher J. Murphy III	*Chairman of the Board President and Chief Executive Officer (elected to Board of Directors in 1972)*	37	40
James R. Seitz	*President, 1st Source Bank*	33	38
John B. Griffith	*Executive VP, Secretary & General Counsel*	12	30
Allen R. Qualey	*President and Chief Operating Officer, Specialty Finance Group, 1st Source Bank*	26	36
Steven J. Wessell	*Executive VP - Wealth Management, Private Banking, Insurance and Information Technology*	17	45
Andrea G. Short	*Senior VP, Treasurer and Chief Financial Officer*	14	29
Jeffrey L. Buhr	*Senior VP, Chief Credit Officer*	11	22



Community Banking Market Area



1st Source Bank
Lake Michigan
MICHIGAN
INDIANA
Kalamazoo
St. Joseph
Stevensville
Berrien
Dowagiac
Cass
Niles
Granger
Elkhart
Michigan City
Portage
Chesterton
New Carlisle
South Bend
Mishawaka
Osceola
Dunlap
Middlebury
LaPorte
Westville
North Liberty
Goshen
La Grange
Steuben
Walkerton
LaPaz
Bremen
Nappanee
Valparaiso
Kouts
Porter
Hebron
LaCrosse
Knox
Plymouth
Argos
Warsaw
Noble
DeKalb
Allen
Starke
Marshall
Pulaski
Fulton
Rochester
Winamac
Kosciusko
Columbia City
Whitley
Fort Wayne
New Haven
Huntington
Miami
Wabash
Wells
Bluffton
White
Cass
Lafayette
Tippecanoe
VALPARAISO
SOUTH BEND/MISHAWAKA
FORT WAYNE/NEW HAVEN

17 – County Market

Market Households	775,750
Clients	98,360
Penetration	12.7%
Businesses	78,962
Business Clients	16,018
Penetration	20.3%

As of June 30, 2012

Retail Footprint Industry Focus

- Higher education
- Durable goods manufacturing
- RV & manufactured housing
- Regional medical hub
- Distribution hub
- Agriculture
- Medical devices

#1 Deposit Market Share In Our Traditional 15 County Market

1st Source Corporation

Deposit Franchise

- Focus on Core: 85% of total deposits
  - Provides primary relationship
  - Reduces cost and volatility of deposits
- Effectively managing the cost of deposits, which declined to 0.50% for the quarter ended March 31, 2013

Cost of Total Deposits (%)



1.00%
0.75%
0.50%
0.25%
0.94%
0.91%
0.88%
0.73%
0.66%
0.64%
0.60%
0.55%
0.50%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Average Deposit Composition (3/31/13)

Total Deposits = $3.7B



Noninterest bearing DDA $0.65B 18%
CD & IRA $1.13B 31%
Savings & NOW $1.88B 51%

Average Deposit Composition Over Time ($B)

11.2%	12.0%	13.4%	15.2%	17.2%	17.7%	%DDA
$3.4	$3.6	$3.6	$3.6	$3.6	$3.7	Total Deposits



$4.00
$3.00
$2.00
$1.00
$0.00
$0.38
$0.43
$0.48
$0.54
$0.62
$0.65
$1.57
$1.61
$1.42
$1.30
$1.15
$1.13
$1.42
$1.54
$1.70
$1.72
$1.81
$1.88
2008
2009
2010
2011
2012
2013 Q1
Savings & Now
CD & IRA
Noninterest bearing DDA

1st Source Corporation

Recognized Community Banking Leadership

- ✓ Best Bank - Elkhart County - #1 Bank
  - Selected #1 in the region by the readers of the *Elkhart Truth*
- ✓ Favorite Bank of Southwestern Michigan
  - Selected by the readers of Leader publications – Cass, Niles, Edwardsburg, Dowagiac, etc.
- ✓ Best Bank for Customer Service in the Michiana area (*Northwest Indiana Business Quarterly)*
- ✓ Awarded Michiana's Best Bank for Business (*Northwest Indiana Business Quarterly)*
- ✓ Best Bank for Attaining a Business Loan in the Michiana area (*Northwest Indiana Business Quarterly)*
- ✓ #1 SBA Lender: 1st Source Bank has been recognized by the Small Business Administration for closing more SBA loans in the state of Indiana than any other mid-size bank
- ✓ Best Companies to Work for according to *Northwest Indiana Business Quarterly* for the South Bend - Michiana area

Business Mix

Loan Portfolio (3/31/13)

Total Loans = $3.4B

Specialty Finance Loans (3/31/13)

Specialty Finance = $1.6B



Business Community Banking $1.2B 36%
Personal Community Banking $0.6B 17%
Specialty Finance $1.6B 47%
Medium and heavy duty truck $167M 10%
Construction equipment financing $286M 18%
Auto/light truck rental and environmental equipment $450M 28%
Aircraft financing $699M 44%

Note: Business Community Banking includes commercial & agricultural loans, as well as commercial real estate loans. Personal Community Banking includes residential real estate loans, as well as consumer loans. Specialty Finance includes auto/light truck rental and environmental equipment loans, medium and heavy duty truck loans, aircraft financing loans and construction equipment financing loans.

Specialty Finance Group Services



✓ **Aircraft Financing ($699M)**

- Aircraft financing consists of financings for new and used general aviation aircraft (including helicopters) for private and corporate aircraft users, aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators



✓ **Auto/Light Truck Rental Division & Environmental Equipment Financing ($450M)**

- Auto/light truck rental consists of financings to automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicles
- Environmental equipment financing handles trash and recycling equipment for municipalities and private businesses as well as equipment for landfills



✓ **Construction Equipment Financing ($286M)**

- Construction equipment financing includes financing of equipment (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) to the construction industry



✓ **The Medium and Heavy Duty Truck Division ($167M)**

- The medium and heavy duty truck division provides financing for highway tractors and trailers and delivery trucks to the commercial trucking industry

Note: Figures above refer to outstanding loans as of March 31, 2013.

Loan Portfolio

Loans By Type (3/31/13)

Total Loans = $3.4B


Medium and heavy duty truck $167M 5%
Consumer $113M 3%
Construction equipment financing $286M 9%
Residential real estate $445M 13%
Auto/light truck rental and environmental equipment $450M 13%
Aircraft financing $699M 21%
Commercial real estate $566M 17%
Commercial and agricultural loans $648M 19%

NPLs[(1)] By Type (3/31/13)

Total NPLs[(1)] = $43.0M


Residential real estate $2.5M 6%
Auto/light truck rental and environmental equipment $0.7M 2%
Construction equipment financing $4.2M 10%
Consumer $0.4M 1%
Commercial and agricultural loans $8.0M 19%
Aircraft financing $14.8M 34%
Commercial real estate $12.3M 28%

(1) NPLs include nonaccrual loans and loans past due 90 days or more and still accruing.

Net Interest Margin (FTE)



Net Interest Income ($M)
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
Net Interest Margin (%)
3.71%
3.72%
3.66%
3.66%
3.77%
3.70%
3.63%
3.64%
3.64%
$37.6
$38.2
$37.2
$37.9
$37.9
$38.5
$38.4
$39.0
$38.2
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Net Interest Income (FTE)
Net Interest Margin

1st Source Corporation

Diverse Sources of Noninterest Income

- Noninterest income continues to be a stable and significant source of revenue
- Trust ($3.4B of AUM)[(1)] and equipment rental income continues to drive solid quarterly revenue
- Insurance business also provides additional diversification

Noninterest Income/Total Revenue



40%
35%
30%
25%
20%
15%
10%
5%
0%
34.0%
36.3%
35.6%
35.2%
35.4%
34.3%
34.9%
34.8%
33.4%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Noninterest Income Composition (YTD - 3/31/13)

Total YTD Noninterest Income = $18.9M



Trust fees 22%
Equipment rental income 21%
Other income 19%
Service charges on deposit accounts 12%
Debit card income 11%
Mortgage banking income 8%
Insurance commissions 7%



(1) As of 12/31/12.

1st Source Corporation

Credit Quality

Nonperforming Asset Trends



Nonperforming Assets ($M)
$100
$75
$50
$25
$0
2.00%
1.76%
1.79%
1.66%
1.61%
1.24%
1.12%
0.93%
1.06%
$88.4
$76.5
$77.0
$72.5
$70.4
$55.8
$50.5
$42.3
$48.4
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPAs / Assets (%)
Nonperforming Assets
NPAs / Assets

Selected Credit Metrics

	Q1 '11	Q2 '11	Q3 '11	Q4 '11	Q1 '12	Q2 '12	Q3 '12	Q4 '12	Q1 '13
NPLs / Loans	2.44%	2.09%	2.02%	1.84%	1.76%	1.41%	1.32%	1.11%	1.27%
NPAs / Assets	2.00%	1.76%	1.79%	1.66%	1.61%	1.24%	1.12%	0.93%	1.06%
Reserves / Loans (Excl. HFS)	2.82%	2.73%	2.73%	2.64%	2.62%	2.55%	2.55%	2.50%	2.49%
NCOs / Average Loans	0.39%	0.16%	0.26%	0.28%	0.20%	0.14%	0.05%	0.12%	0.01%
Total Classifed Assets ($M) (1)	$214.2	$198.2	$177.5	$162.0	$159.5	$145.4	$149.0	$149.9	$152.1

Note: NPLs include nonaccrual loans and loans past due 90 days or more and still accruing. NPAs include NPLs, repossessions and other real estate owned.
(1) Includes loans with risk grades 7-12.

Pre-tax, Pre-provision (PTPP) Net Income



PTPP Net Income ($M)
PTPP ROAA (%)
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
$17.2
$21.9
$19.3
$17.1
$19.5
$21.2
$20.9
$19.3
$20.0
1.58%
1.99%
1.76%
1.53%
1.80%
1.90%
1.85%
1.69%
1.78%
PTPP Net Income
PTPP ROAA

Note: PTPP net income is a non-GAAP financial measure and is calculated as pre-tax net income plus provision for loan losses, less realized gains (plus losses) on the sale of securities and less any non-recurring revenues (plus non-recurring expenses).

Common Dividends per Share


Compound Annual Growth Rate: 7.18%
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.34
$0.38
$0.45
$0.53
$0.56
$0.58
$0.59
$0.61
$0.64
$0.66
$0.68
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q1 '13 Ann.

1st Source Corporation

Strong Capital Position

Tangible Common Equity / Tangible Assets


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.28%
8.43%
9.12%
10.18%
10.56%
10.76%
2008
2009
2010
2011
2012
Q1 '13

Tier 1 Leverage Ratio


14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.16%
12.74%
10.39%
11.72%
11.47%
11.73%
5% - "well capitalized"
2008
2009
2010
2011
2012
Q1 '13

Tier 1 Common Capital / Risk-Weighted Assets


14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.62%
10.82%
11.47%
12.59%
12.66%
12.86%
2008
2009
2010
2011
2012
Q1 '13

Total Risk-Based Capital / Risk-Weighted Assets


20.0%
15.0%
10.0%
5.0%
0.0%
13.26%
17.72%
15.34%
16.51%
15.57%
15.73%
10% - "well capitalized"
2008
2009
2010
2011
2012
Q1 '13

Ownership Summary

Ownership Summary		
Shareholder Type	Shares	% of Total
1st Source Bank	7,417,081	29.2%
Other Institutional	7,403,643	29.2%
Retail/Other	6,156,569	24.3%
Insiders	3,009,104	11.9%
1st Source ESOP	1,366,994	5.4%
Total Shares Outstanding	**25,353,391**	**100.0%**

Institutional Ownership (94 Total Institutional Owners)			
Rank	Institution (Top 10 Institutions)	Shares	% of Total
1	Dimensional Fund Advisors, Inc.	1,864,770	7.4%
2	BlackRock Fund Advisors	819,579	3.2%
3	Vanguard Group Inc.	642,845	2.5%
4	Bryn Mawr Capital Management Inc	565,522	2.2%
5	Wellington Management Co. LLP	318,094	1.3%
6	Fidelity Management & Research Co.	311,300	1.2%
7	State Street Global Advisors Inc.	277,177	1.1%
8	Northern Trust Global Investments Ltd.	214,349	0.9%
9	Indiana Trust & Investment Management Co.	163,387	0.6%
10	LSV Asset Management	152,075	0.6%
	Top 10 Institutions	**5,329,098**	**21.0%**
	Other	**2,074,545**	**8.2%**
Total Institutional Ownership		**7,403,643**	**29.2%**



Retail/Other 24.3%
Insiders 11.9%
1st Source ESOP 5.4%
1st Source Bank 29.2%
Other Institutional 29.2%

Source: SNL Financial and Company filings.

Historical Financial Highlights

($ in thousands except per share data)	2010 FY 12/31/10	2011 FY 12/31/11	2012 FY 12/31/12	2012 FQ1 3/31/12	2012 FQ2 6/30/12	2012 FQ3 9/30/12	2012 FQ4 12/31/12	2013 FQ1 3/31/13
Balance Sheet								
Total Assets	4,445,281	4,374,071	4,550,693	4,384,696	4,486,584	4,488,219	4,550,693	4,558,028
Total Gross Loans	3,103,222	3,103,187	3,338,432	3,165,004	3,288,429	3,291,266	3,338,432	3,383,852
Total Deposits	3,622,746	3,520,141	3,624,347	3,505,674	3,586,017	3,568,668	3,624,347	3,680,566
Total Equity	486,383	523,918	558,655	531,891	542,264	553,668	558,655	568,362
Profitability (%)								
Net Income	41,244	48,195	49,633	11,715	12,567	13,005	12,346	12,404
ROAA	0.91	1.10	1.11	1.08	1.13	1.15	1.08	1.11
ROAE	6.10	9.51	9.10	8.84	9.35	9.41	8.78	8.90
Net Interest Margin (FTE)	3.59	3.69	3.69	3.77	3.70	3.63	3.64	3.64
Efficiency Ratio (1)	63.26	64.35	63.33	64.01	61.31	61.98	65.95	63.14
Balance Sheet Ratios / Capital (%)								
Loans / Deposits	84.76	87.80	91.81	89.77	91.20	91.59	91.81	91.65
Tangible Common Equity/ Tang Assets (2)	9.12	10.18	10.56	10.32	10.32	10.59	10.56	10.76
Tier 1 Ratio	14.05	15.21	14.26	15.19	14.92	15.10	14.26	14.41
Total Risk Based Capital Ratio	15.34	16.51	15.57	16.49	16.23	16.42	15.57	15.73
Leverage Ratio	10.39	11.72	11.47	12.08	11.95	12.12	11.47	11.73
Asset Quality (%) (3)								
NPLs / Loans	2.44	1.84	1.11	1.76	1.41	1.32	1.11	1.27
NPAs / Assets	2.00	1.66	0.93	1.61	1.24	1.12	0.93	1.1
NCOs / Avg Loans	0.66	0.27	0.13	0.20	0.14	0.05	0.12	0.01
Reserves / Loans (Excluding Held-For-Sale)	2.83	2.64	2.50	2.62	2.55	2.55	2.50	2.49
Reserves / NPLs	115.5	143.5	226.0	148.7	180.2	193.1	226.0	195.3
Per Share Data								
Tangible Book Value Per Share	16.44	18.02	19.43	18.28	18.71	19.19	19.43	19.75
Earnings Per Share	1.21	1.96	2.02	0.48	0.51	0.53	0.50	0.50
Common Dividends Declared Per Share	0.61	0.64	0.66	0.16	0.16	0.17	0.17	0.17

- Growing Loans
- Stable earnings
- Strong capital
- Strong credit quality
- Well reserved
- Growing dividend



(1) The efficiency ratio expresses noninterest expense, excluding lease depreciation, as a percentage of FTE net interest income and noninterest income, excluding lease depreciation, securities gains, goodwill impairment, and other non-recurring items.

(2) The ratio of tangible common equity to tangible assets is a non-GAAP financial measure. In order to calculate tangible common equity and tangible assets, the Company's management subtracts intangible assets from both common equity and assets. The most directly comparable GAAP-based measure is the ratio of stockholders' equity to assets.

(3) NPLs include nonaccrual loans and loans past due 90 days or more and still accruing. NPAs include NPLs, repossessions and other real estate owned.

Performance Recognition

Forbes 2013– Best Banks of America

Recognized as number 25 on the Forbes list in its annual review of the nation's 100 largest publically traded financial institutions. Metrics included profitability, ROE, net interest margin, asset quality and capital adequacy.

We were the smallest bank to make the list.

Data source – SNL Financial

5 Star Rating From Bauer Financial

Highest rating possible, repeated quarterly

Based on capital ratio, profit/loss trend, credit quality, CRA ratings, etc.

Bauer rates from zero to 5 stars all Banks, Savings Banks, Thrifts and Credit Unions reporting to Federal Regulators. Financial information used is compiled from those reports.

Nifty Fifty

#24 on Bank Director Magazine list of best users of capital based on profitability and capital strength.

Highest ranked Indiana bank

Source SNL Financial and Sandler O'Neill + Partners, includes all banks and thrifts that trade publically on the NYSE, NASDAQ, or NYSE Amex. Announced January, 2013.

Ranked in the Top 15th Percentile of Community Banks

"Demonstrated exemplary performance of balancing risk and reward based on the bank's S&B Total Risk/Return Composite Ranking…the bank not only survived the financial crisis, but actually thrived "

– Seifried & Brew

Selected from banks with assets between $100 million and $5 billion by Seifried & Brew LLC, a community bank risk management firm, May 2013.

KBW: Bank Honor Roll

Named to KBW Honor Roll of superior US bank performers, one of 47 banks in the nation (positive earnings per share growth trends over the last decade regardless of the economy), and one of only 33 banks to make the list for two consecutive years

Selected from all publicly traded banking institutions with more than $500 million in total assets, no annual loss in 10 years, 2012 net income greater than peak net income over last 10 years and consecutive increases in net income size since 2009.



Delivering Returns to Shareholders

(Total Return)


80%
60%
40%
20%
0%
(20%)
(40%)
(60%)
(80%)
6/14/08
6/14/09
6/14/10
6/14/11
6/14/12
6/14/13
SRCE
54%
SNL
Bank
-2%
SRCE
SNL Bank

Source: SNL Financial, as of June 14, 2013.
Note: Total return defined as stock appreciation/depreciation plus dividends received.

1st Source Corporation

Investment Considerations

- ✓ Consistent and superior financial performance
- ✓ Comprehensive portfolio of products drives loan and revenue growth
- ✓ Diversification of product mix and geography with asset generation capability
- ✓ Leading market share in community banking markets
- ✓ Stable credit quality, strongly reserved
- ✓ Seasoned executive management team
- ✓ Strong capital position provides opportunity for increased shareholder return